Exhibit 99.2

 May 11, 2022  Shutterstock Acquisition of Pond5

 Forward-Looking Statements  Proprietary and confidential  2  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Examples of forward-looking statements include, but are not limited to, statements regarding guidance, industry prospects, future business, future results of operations or financial condition, future dividends, our ability to consummate acquisitions and integrate the businesses we have acquired or may acquire into our existing operations, new or planned features, products or services, management strategies, our competitive position and the COVID-19 pandemic. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities” and other similar expressions and the negatives of such expressions. However, not all  forward-looking statements contain these words. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Such risks and uncertainties include, among others, those discussed under the caption “Risk Factors” in our most recently filed Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the “SEC”) on February 10, 2022 (our “2021 Form 10-K”), and in our consolidated financial statements, related notes, and the other information appearing elsewhere in the 2021 Form 10-K, our Quarterly Report on Form 10-Q filed with the SEC on April 26, 2022, and our other filings with the SEC. Given these risks and uncertainties, you should not place undue reliance on any forward-looking statements. The forward-looking statements contained in this presentation are made only as of the date of our most recent public filings, and we do not intend, and, except as required by law, we undertake no obligation to update any such forward-looking statement after the date it is made to reflect actual results or future events or circumstances.  The information contained in this presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities or the solicitation of any vote or approval. Any such offer or solicitation would be made only by means of a registration statement (including a prospectus) filed with the SEC, after such registration statement becomes effective.

 Acquisition of the largest video-ﬁrst content marketplace:  Brand of choice for ﬁlmmakers, media companies and marketers worldwide  Differentiated royalty-free and editorial content with >30 million licensable video clips  Large and growing blue-chip customer base  100% acquisition for all cash consideration of $210 million  Growing and proﬁtable business:  Exposure to the faster growing video market  Increases video as a % of Shutterstock revenue to ~20%  Adjusted EBITDA margins similar to Shutterstock  Meets Shutterstock’s investment criteria:  Strong strategic ﬁt  Meaningful synergies with Shutterstock  Complementary customer base  Further scales Shutterstock’s video business  Expands Shutterstock’s editorial offering with unique and high-quality content  Shutterstock Acquisition of Pond5  Proprietary and confidential  2

 Proprietary and confidential  Pond5:  Create Without Limits  (click on video)  4

30M
Video Clips



1.7M
SFX



50M
Images



22M
Illustrations



1.6M
Music Tracks



74k
3D Models[(a)]

(a) Powered by TurboSquid, a Shutterstock company

Pond5 Overview

- **World's largest online marketplace for royalty-free video for the creative community:**
  - >30 million licensable video clips
  - 115,000+ contributors across the world
  - 15,000 new videos daily
  - 125,000 active customers, including rapidly growing social media platforms, VoD streaming services and production companies
- **Compelling value proposition for customers:**
  - Strong breadth and depth of content to meet customers' unique and diverse needs
  - Easy to use (pay-per-item transaction model; flexible licenses)
- **Premier content partners:**
  - Unique and exclusive content from editorial partners
  - Real time news and events coverage
  - Rare archival footage dating back to the 19th century
- **Delivering content through various channels:**
  - eCommerce a la carte pricing that involve no minimum commitments and no contracts
  - Enterprise-level subscriptions, fully customizable with tailored licensing and content options
  - Global distribution via 50+ API integrations
- **Seasoned management team, with offices in NYC, London, Dublin and Prague**

shutterstock
Proprietary and confidential
5

 Pond5 content can be found just about anywhere, including feature films, TV series, documentaries, ads and corporate presentations  Customer relationships are highly complementary with Shutterstock, with minimal overlap  Pond5 Has Diverse Customer Base That Includes Top Global Brands  Illustrative Pond5 Customers  Proprietary and confidential  5

Pond5 Acquisition Allows Shutterstock to Further Benefit from Key Trends Driving Demand for Video Content


NETFLIX

Original Content for Film & TV

Demand for Video Content is Surging, while Budgets and Timeframes are Tightening

$220 billion in global film & TV production spend annually

Average person in US spent **2.5 hours** per day watching digital video in 2021

Almost **2 billion people** will access subscription OTT services like Netflix, Disney+ and Amazon Prime Video in 2022



Digital Video Advertising

Video Ad Spend is Outgrowing the Broader Digital Ad Spend Market

$60 billion in US video ad spend in 2021 (45% YoY)

Tiktok and YouTube US ad revenues are projected to grow at **94% and 24% CAGR** respectively (2020 - 2024)

CTV ad spend increased **57%** in 2021 to $14 billion



Growth in Freelancer Economy & SMBs

Non-professionals are Empowered to Create Professional Quality Video Content

8 in 10 businesses anticipate selling products or services via social platforms by 2024

50 million amateur and professional video content creators in the Creator Economy

Pond5's larger concentration of creative enthusiasts will benefit from Shutterstock's creative editing and workflow offering (Create)

Sources: eMarketer, Visual Capitalist, SignalFire, Sprout Social

shutterstock
Proprietary and confidential
7

Pond5 Enables Shutterstock to Expand its Already Fast Growing Video Business

+33%



15%
20%
BEFORE
AFTER

Larger Video Business

Video will account for ~20% of total revenue (up from ~15% pre-acquisition)

3x



1X
3X
W/O VIDEOS
WITH VIDEOS

More Spend with Video

Enterprise customers who consume video spend 3x more than customers who don't consume video in LTM period



28%

FLEX Usage

High consumption of video content within Flex products reflects strong demand from SMBs

+86 %

Video Subscription Growth

6x

Video Subscription Growth relative to overall sub growth

*Video subscriptions have grown **6x faster** than total subscription revenue in LTM period*

shutterstock

Proprietary and confidential

8

Pond5 Strengthens Shutterstock’s Presence in Editorial  Pond5 brings unique and high-quality content partnerships that will expand Shutterstock’s editorial presence  Proprietary and confidential  5

Transaction Details and Financial Impact Consideration & Financing ■ Total purchase consideration of $210 million on a cash-free / debt-free basis ■ Closing effective on May 11 ■ Entered into $100 million revolver concurrent with the acquisition to allow for further M&A and general corporate purposes ■ Funded via existing cash on balance sheet and $50 million revolver draw Financial Impact ■ Maintaining 2022 revenue and adjusted EBITDA margin guidance ■ Immediately accretive to 2022 adjusted EBITDA, even after one-time transaction related costs Integration Plan ■ Pond5 will remain a standalone brand focusing on video and music ■ Content will be integrated across platforms ■ Aggressive pursuit of Editorial business leveraging Shutterstock’s sales team and Pond5’s Editorial video capabilities Aligned with Framework for Shareholder Value Creation ■ Programmatic M&A in areas with strong strategic fit to expand our creative platform ■ Acquire growing and profitable businesses 10